UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2024

Commission File Number of issuing entity: 333-272941

Central Index Key Number of issuing entity: 0001174821

CHASE ISSUANCE TRUST

(Issuing Entity of the Notes)

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

Chase Issuance Trust

c/o Chase Card Funding LLC

201 North Walnut Street

Wilmington, Delaware 19801

(Address of principal executive offices)

Commission File Number of depositor: 333-272941-01

Central Index Key Number of depositor: 0001658982

CHASE CARD FUNDING LLC

(Exact name of depositor as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

Chase Card Funding LLC

201 North Walnut Street

Wilmington, Delaware 19801

(Address of principal executive offices)

(302) 282-6545

(Telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Central Index Key Number of sponsor: 0000869090

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

(Exact name of sponsor as specified in its charter)

United States

(State or other jurisdiction of incorporation or organization)

JPMorgan Chase Bank, National Association

383 Madison Avenue

New York, New York 10179

(Address of principal executive offices)

N.A.

(I.R.S. Employer Identification No. of the issuing entity)

N.A.

(I.R.S. Employer Identification No. of the depositor)

22-2382028

(I.R.S. Employer Identification No. of the sponsor)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On December 16, 2024, the documents listed below under “Item 9.01(d) Financial Statements and Exhibits” were entered into by the parties identified under that Item and became effective for the purpose of, among other things: (i) reflecting the assignment and assumption of the roles as indenture trustee and as collateral agent from Wells Fargo Bank, National Association to Computershare Trust Company, National Association disclosed in the Current Report on Form 8-K dated November 1, 2024 filed by Chase Issuance Trust with the Securities and Exchange Commission on November 1, 2024, (ii) consolidating previous assignments and assumptions following the merger of Chase Bank USA, National Association with and into JPMorgan Chase Bank, National Association disclosed in the Current Report on Form 8-K dated May 20, 2019 filed by Chase Issuance Trust with the Securities and Exchange Commission on May 21, 2019 and (iii) updating certain information, and correcting or clarifying certain inconsistencies or errors.

Section 9 – Financial Statements and Exhibits

Item 9.01(d) Financial Statement and Exhibits.

The following exhibits are filed as a part of this report:

Exhibit Number	Description

4.1	Fifth Amended and Restated Indenture, dated as of December 16, 2024 by and between Chase Issuance Trust and Computershare Trust Company, National Association.

4.2	Fourth Amended and Restated Asset Pool One Supplement, dated as of December 16, 2024, by and between Chase Issuance Trust and Computershare Trust Company, National Association.

4.3	Third Amended and Restated CHASEseries Indenture Supplement, dated as of December 16, 2024, by and between Chase Issuance Trust and Computershare Trust Company, National Association.

4.4	Amended and Restated Receivables Purchase Agreement, dated as of December 16, 2024, by and between JPMorgan Chase Bank, National Association and Chase Card Funding LLC.

4.5

Fifth Amended and Restated Transfer and Servicing Agreement, dated as of December  16, 2024, by and among JPMorgan Chase Bank, National Association, Chase Card Funding LLC, Chase Issuance Trust and Computershare Trust Company, National Association.

4.6	Fifth Amended and Restated Trust Agreement, dated as of December 16, 2024, by and between Chase Card Funding LLC and Wilmington Trust Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHASE CARD FUNDING LLC, as Depositor and Transferor of the Chase Issuance Trust

By:	/s/ Brent Barton
Name:	Brent Barton
Title:	Chief Executive Officer

Date: December 16, 2024